SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): December 12, 2013

                           DIVERSIFIED RESOURCES, INC.
                           ---------------------------
                 (Name of Small Business Issuer in its charter)

      Nevada                           None                  98-0687026
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(State of incorporation)       (Commission File No.)      (IRS Employer
                                                          Identification No.)

                             1789 W. Littleton Blvd.
                               Littleton, CO 80120
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          (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (303) 797-5417

                                       N/A
              ----------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     On December 12, 2013, Malone Bailey, LLP ("MB") was dismissed as the Company's independent registered public accounting firm.

     The reports of MB regarding the Company's financial statements for the fiscal years ended October 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended October 31, 2012 and 2011, and during the period from October 31, 2012 through December 12, 2013, the date of resignation, there were no disagreements with MB on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MB would have caused it to make reference to such disagreement in its reports.

     The Company provided MB with a copy of this report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that MB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether is agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from LBB will be filed as an amendment to this report.

     On January 6, 2014, the Company, through and with the approval of its Board of Directors, engaged Kingery & Crouse, P.A. ("KC") as its independent registered public accounting firm.

     Prior to engaging KC, the Company did not consult with KC regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by KC on the Company's financial statements, and KC did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

Item 9.01.        Exhibits.

Exhibit
Number     Description of Document
------     -----------------------

16         Letter regarding change in certifying accountant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 10, 2014                 DIVERSIFIED RESOURCES, INC.


                                       By:/s/ Paul Laird
                                          ----------------------------------
                                          Paul Laird, Chief Executive Officer